The Fourth Annual JMP Securities Research Conference San Francisco, CA March 1, 2005 (c) 2005 The Three Most Important Words in Real Estate

LOCATION

LOCATION

LOCATION IMAGINATION

Forward-Looking Statements

if you don't know JOE, you don't know Florida

Statements in this Presentation that are not historical facts are forward-looking statements. The Private Securities Litigation Reform Act of 1995 provides a safe-harbor for forward-looking information to encourage companies to provide prospective information about themselves without fear of litigation so long as that information is identified as forward-looking and is accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ, possibly materially, from those in the information. Any statements in this presentation that are not historical facts are forward-looking statements. You can find many of these forward-looking statements by looking for words such as "intend", "anticipate", "believe", "estimate", "expect", "plan", "forecast" or similar expressions. In particular, forward-looking statements include, among others, statements about the following:

- the size and number of residential units and commercial buildings;
- expected development timetables, development approvals and the ability to obtain such approvals, including possible legal challenges;
- the anticipated price ranges of developments;
- the number of units that can be supported upon full build out of a development;
- the number, price and timing of anticipated land sales or acquisitions;
- estimated land holdings for a particular use within a specific time frame;
- absorption rates and expected gains on land and home site sales;
- the pace at which we release new product for sale;
- future operating performance, cash flows, and short and long-term revenue and earnings growth rates;
- comparisons to historical projects;
- the amount of dividends we pay; and
- the number of shares of company stock which may be purchased under the company's existing or future share-repurchase program.

Forward-looking statements are not guarantees of future performance. You are cautioned not to place undue reliance on any of these forward-looking statements. These statements are made as of the date hereof based on current expectations, and we undertake no obligation to update the information contained in this presentation.

2005 | St. Joe
Copyright 2005, The St. Joe Company. "St. Joe," "JOE," "Advantis," "Artisan Park," "Paseos," "Pier Park," "RiverCamps," "RiverTown," "SouthWood," "SummerCamp," "Victoria Park," "WaterColor," "WaterSound," "WindMark," and the "taking flight" design are service marks of The St. Joe Company
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More About Forward Looking Statements Forward-looking statements are subject to numerous assumptions, risks and uncertainties. Factors that could cause actual results to differ materially from those contemplated by a forward-looking statement include the risk factors described in our annual report on Form 10-K for the year ended December 31, 2004 as well as, among others, the following: The foregoing list is not exhaustive and should be read in conjunction with other cautionary statements contained in our periodic and other filings with the Securities and Exchange Commission. economic conditions, particularly in Northwest Florida, Florida as a whole and key areas of the southeast United States that serve as feeder markets to the company's Northwest Florida operations; changes in the demographics affecting projected population growth in Florida, including the demographic migration of Baby Boomers; whether our developments receive all land-use entitlements or other permits necessary for development and/or full build-out or are subject to legal challenge; local conditions such as the supply of homes and home sites and residential or resort properties or changes in the demand for real estate in an area; timing and costs associated with property developments and rentals; the pace of commercial development in Northwest Florida; competition from other real estate developers; whether potential residents or tenants consider our properties attractive; changes in operating costs, including increases in real estate taxes and the cost of construction materials; changes in the amount or timing of federal and state income tax liabilities resulting from either a change in our application of tax laws, an adverse determination by a taxing authority or court, or legislative changes to existing laws; how well we manage our properties; changes in interest rates and the performance of the financial markets; changes in market rental rates for our commercial and resort properties; changes in the prices of wood products; the pace of development of public infrastructure, particularly in Northwest Florida, including a proposed new airport in Bay County, which is dependent on approvals of the local airport authority and the Federal Aviation Administration, various permits and the availability of adequate funding. potential liability under environmental laws or other laws or regulations; changes in laws, regulations or the regulatory environment affecting the development of real estate; fluctuations in the size and number of transactions from period to period; adverse weather conditions or natural disasters and the impact on future demand in Florida; and acts of war, terrorism or other geopolitical events.

Today's Discussion Extraordinary demographic opportunity Extraordinary assets - unparalleled inventory of high value, low basis land in Florida Management team with proven ability to create value Business model delivers value for shareholders and the people of Northwest Florida

Extraordinary Demand The Baby Boomer generation entered the primary home buying demographic in the 1990s In the 2000s, a huge, unprecedented number of Baby Boomers are about to enter the SECOND home buying demographic... INDIVIDUALS BETWEEN AGES 45 AND 60 65 60 55 50 45 40 35 30 1964 1974 1984 1994 2004 2014 2024 (In Millions) Source: U. S. Census Bureau, 2000 ....Indeed the NEXT 20 years are very powerful

Extraordinary Demand Attractive climate No state income taxes Low cost of living by national standards Growing state economy Why Florida? 1. Source: news-press.com, Frank D'Alessandro, 02/13/05 2. Source: State of Florida Agency for Workforce Innovation; American Metrostudy Corp/Orlando Business Journal, 5/11/04 An estimated 369,000 people are expected to move to Florida in 2005 Approximately 1,000 people a day(1) General availability of jobs Continues to rank number one in total employment growth(2) Jobs growing at annual rate of 1.97%(2)

Extraordinary Assets JOE's Land Holdings Approximately 820,000* acres in Northwest Florida Hundreds of miles of frontage on the Gulf of Mexico, bays, rivers and waterways Nearly 40 miles of Florida coastline Including 5 miles of sandy beach * As of 12/31/04

Most of the land in the ten mile coastal zone around Florida is either already developed or unsuitable for development JOE owns approximately 352,000 acres within the ten mile coastal zone JOE also owns approximately 468,000 acres outside this coastal zone National Wetlands Inventory, Florida Department of Transportation, Florida Natural Areas Inventory, Florida Geographic Data Library, ESRI, Florida Trend, Rosen Consulting, US Census Bureau - Updated 12/31/04 10 mile coastal zone Extraordinary Assets INSIDE 10 MILE COASTAL ZONE Land Owned by JOE Developable Land (Non-JOE) OUTSIDE 10 MILE COASTAL ZONE Land Owned by JOE

Extraordinary Demand Florida's Great Northwest

Extraordinary Assets The St. Joe Company owns approximately 820,000 acres, concentrated primarily in Northwest Florida Area Shown: Approximately 175 miles west to east

Business Model - Today's JOE Operating Units St. Joe Towns & Resorts One of Florida's premier master- planned community developer St. Joe Commercial Land sales and development Advantis Portfolio of operating buildings St. Joe Land Company Land sales RiverCamps Ranches, Farmsteads, Woodlands Conservation lands St. Joe Timberland Company Manages timberland Prepares land for higher and better use JOE is more focused than ever

Business Model Delivers Value for Shareholders Equity Market Cap 12/31/96 = $1.98 billion Through 12/31/04 the company distributed approximately $1.98 billion to shareholders $99 million of dividends $747 million through share acquisitions $1.13 billion of other distributions $337 million of cash in 1997 special distributions $797 million of FLA stock in 2000 spin-off Equity market cap 2/15/05 = $5.56 billion Special Distributions & Spin-off 57% Shares Acquired 38% Dividends 5% Distributions *As of 012/31/04, except as indicated

$69.25 7.5% NYSE: JOE duPont Trust/Nemours Trust Summary of Investment in JOE through 02/01/2005 NYSE: JOE stock price through 02/01/2005 duPont Trust & Nemours Ownership History $ 0 $10 $20 $30 $40 $50 $60 $70 $80 Trust Ownership vs. JOE Stock Price 0.00% 10.00% 20.00% 30.00% 40.00% 50.00% 60.00% 70.00% 80.00% Jan-97 Jul-97 Jan-98 Jul-98 Jan-99 Jul-99 Jan-00 Jul-00 Jan-01 Jul-01 Jan-02 Jul-02 Jan-03 Jul-03 Jan-04 Jul-04 Jan-05

Business Model Delivers Value for Shareholders JOE creates value by repositioning its timberlands for higher and better uses Our goal and expertise is to convert low-value timberland to high-value residential and commercial property Timber Conservation St. Joe Land RiverCamps Resort & Residential Retail & Commercial Goal: Maximizing Land Values Value Per Acre

St. Joe Towns & Resorts WaterColor WaterSound Beach SouthWood St. John's Golf & Country Club Palmetto Trace Victoria Park JOE's first generation of Towns & Resorts is performing well

St. Joe Towns & Resorts The Next Generation

Future Opportunity JOE has nearly 30,000 units entitled or in various stages of the land-use entitlement process in a variety of markets across Florida

West Beach WaterSound WaterSound West Beach WaterSound Beach WaterSound CampCreek Golf Club

WaterSound West Beach

if you don't know JOE, you don't know Florida

A high-end, exclusive community on the beach side of County Road 30-A

- In predevelopment design:
  - Master planning to be done by Cooper, Robertson & Partners
- Walton County Commission approved 199-unit first phase in 1st Quarter 2004
- Sales expected to begin in 2005
- Land Use approved March 4, 2004
- Pricing expected to be comparable to WaterColor and WaterSound Beach
- Construction and sales expected to begin mid-2005







2005 | St. Joe

Walton County, Florida

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WaterSound WaterSound WaterSound East

WaterSound A top-tier, highly amenitized, large-scale, near-beach community on former JOE timberland DRI underway: 1,060 units 1,406+ acres 471,000 feet of commercial space Partial approval from County on 487 units and 35,000 square feet of commercial space Infrastructure construction underway JOE owns adjacent land for significant additional development Expected initial pricing: Homes High $500's Homesites $200's Sales begin 2006 Walton County, Florida

WindMark Beach

WindMark Beach A top of the market, highly amenitized, large scale beach community WindMark Beach is designed to capture the timelessness of "Old Florida" Total Acres: 2,080 Total Units: 1,662 Total Sold or Under Contract: 104 Average 3Q04 Home Site: $ 975,000 Total Beachfront: 19,000 feet Infrastructure Improvements: Realign approximately 4 miles of US 98 Gulf County, Florida As of December 31, 2004, except as indicated.

Port St. Joe Mill Site

Port St. Joe Mill Site JOE is a 50% owner in a joint venture exploring development options for the former Port St. Joe Paper mill site Preliminary planning calls for: 126 acres 600 units 325,000 square feet retail/office space Gulf County, Florida

St. James Island Vision Gulf of Mexico

Franklin County Commission approved first step in Vision Plan Many regulatory steps remain. Future development will require additional entitlement steps St. James Island is bordered by state and National forests, parks, rivers and protected Gulf of Mexico waters St. James Island Franklin County, Florida St. James Island and the citizens of Franklin County are engaged in a public visioning process Total JOE Acres: 23,150 Proposed Units: Initially 3,566 units on 8,020 acres

SummerCamp

A new beachfront vacation and second- home community, our first development on St. James Island, with nearly 4 miles of waterfront on former JOE Timberland Total Acres: 782 Total Units: 499 Sales Begin: 1st release oversubscribed 382 offers for only 40 home sites / 29 homes 2nd release oversubscribed 296 offers for only 12 home sites Home Sites: $386,000 (1st release average) $407,000 (2nd release average) Closings expected to begin 2005 SummerCamp Franklin County, Florida As of December 31, 2004, except as indicated

RiverTown

RiverTown A vision for a new Southern town in one of Florida's fastest growing counties South of Jacksonville with more than 3.5 miles of frontage on the St. Johns River DRI Approved February 25, 2004 Total Acres: 4,170 Total Units: 4,500 Retail/Commercial: 300,000 sq. ft. Office/ Light Industrial: 200,000 sq. ft St. Johns County, Florida As of December 31, 2004, except as indicated

Perico Island

Perico Island A high-quality, master-planned community for primarily seasonal second homes Located on the Northern peninsula of Perico Island 352 acres 686 proposed luxury condominiums 80% open space Pricing expected to start in the mid $500,000's to well over $1.25 million Manatee County, Florida

St. Joe Commercial Beckrich Nextel Home Depot SouthWood Pier Park Commerce Parks Beach Commerce Port St. Joe Commerce Publix Centers JOE's first generation commercial product is performing well

St. Joe Commercial The Next Generation

Topsail Gulf of Mexico CR 30A US 98 Site Sandestin

Topsail - South Walton County, FL Located minutes from Destin and resort communities Mixed-use project totaling approximately 75 acres Permitting underway Pricing for retail out parcels is expected to exceed $15 per foot ($650,000 per acre)

Commerce Parks - Driving Values Inland Beach Commerce Park S. Walton Co. Commerce Cedar Grove Commerce Park Port St. Joe Commerce Park Airport Commerce Park Hammock Creek Industrial Park Nautilus

South Walton County Commerce Park Walton County's first large scale commerce park 39 acre project offering all underground utilities, curbs and restrictive covenants Sales began in 4Q04 Inland parcels closed between $161,000 and $302,000 per acre

Potential Multifamily Projects Topsail Sunnyside Parkside Beckrich WaterSound SouthWood Port St. Joe

Potential Multifamily Projects Topsail WaterSound Beckrich (under contract) Port St. Joe SouthWood (under contract) Parkside Sunnyside 4 parcels under contract as of 12/31/04 totaling 58 acres at approximately $108,000 per acre Alexan Gardens Bay County Trammell Crow Residential Opening late 2005

St. Joe Land Company Large Parcel Sales RiverCamps on Crooked Creek JOE's first generation Land product is performing well

St. Joe Land Company The Next Generation

Product Strata St. Joe Woodlands St. Joe Ranches St. Joe Farmsteads St. Joe Homesites RiverCamps Conservation

St. Joe Woodlands Parcels designed for outdoor recreation Ranging from 1-acre up

St. Joe Ranches Distinct rural recreational retreats for the outdoor enthusiast 75 to 100 acre lots, within a 2,000 to 3,000 acre community Gated community environment providing an independent sense of place Pricing expected to range from $3,000 to $7,000 per acre Pictures do not represent actual St. Joe product

St. Joe Farmsteads Rural primary home and recreational product intended for equestrian, small- scale farming and outdoor recreation 5 to 20 acre lots, within a 500 to 1,000 acre community Elegant rural communities for people desiring a nostalgic rural experience while maintaining proximity to suburban services Pricing expected to range from $8,000 to $25,000 per acre Pictures do not represent actual St. Joe product Conservation Conservation

St. Joe Homesites Designed for local builders and home buyers 1/4 to 20 acre parcels Pricing expected to range from $25,000 to $120,000 per acre

Potential RiverCamps

if you don't know JOE, you don't know Florida


RiverCamps on Sandy Creek
RiverCamps on Back Bay
RiverCamps on Depot Creek
RiverCamps on Bear Bluff
RiverCamps on St. Marks North

2005 | St. Joe 52

if you don't know JOE you don't know FLORIDA